UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2026

EXASCALE LABS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43465	42-3035215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Gessner Road, Suite 332
Houston, TX 77024

(Address of principal executive offices) (Zip Code)

(650) 537-7553

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	XLAB	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	XLABW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On September 2, 2026, Exascale Labs Holdings Inc., a Delaware corporation (formerly known as D. Boral ARC Merger Corporation) (“PubCo”), filed a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion of its previously announced business combination contemplated by that certain Agreement and Plan of Merger, dated as of January 11, 2026 (the “Business Combination Agreement”), by and among D. Boral ARC Acquisition I Corp., a British Virgin Islands business company (“BCAR”), D. Boral ARC Merger Corporation, a Delaware corporation and a then wholly owned subsidiary of BCAR, D. Boral Arc Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of BCAR, and Exascale Labs Inc., a Delaware corporation (“Exascale”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.”

The Business Combination was consummated on August 27, 2026 (the “Closing Date”), and upon the Domestication Merger (as defined in the Original Form 8-K), PubCo changed its name from “D. Boral ARC Merger Corporation” to “Exascale Labs Holdings Inc.”

This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment”) is being filed to:

(i)	amend Item 2.01 of the Original Form 8-K to include (a) the audited consolidated financial statements of Exascale as of and for the years ended June 30, 2026 and 2025, (b) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Exascale for the years ended June 30, 2026 and 2025, (c) the unaudited interim consolidated financial statements of BCAR as of and for the three and six months ended June 30, 2026, and as of and for the period from March 20, 2025 (inception) through June 30, 2025, (d) Management’s Discussion and Analysis of Financial Condition and Results of Operations of BCAR for the three and six months ended June 30, 2026 and for the period from March 20, 2025 (inception) through June 30, 2025, and (e) the unaudited pro forma condensed combined financial information of BCAR and Exascale as of June 30, 2026, and for the year ended June 30, 2026; and

(ii)	amend Item 9.01 of the Original Form 8-K to include (a) the audited consolidated financial statements of Exascale as of and for the years ended June 30, 2026 and 2025, (b) the unaudited interim consolidated financial statements of BCAR as of and for the three and six months ended June 30, 2026, and as of and for the period from March 20, 2025 (inception) through June 30, 2025, and (c) the unaudited pro forma condensed combined financial information of BCAR and Exascale as of June 30, 2026, and for the year ended June 30, 2026.

Except as set forth herein, this Amendment does not amend, modify, update or restate any other information set forth in the Original Form 8-K, and all other information in the Original Form 8-K filed on September 2, 2026 remains unchanged. This Amendment should be read in conjunction with the Original Form 8-K, which remains in effect except to the extent expressly amended hereby, and with PubCo’s other filings with the Securities and Exchange Commission (the “SEC”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Original Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures set forth in (i) the “Introductory Note” above and (ii) the “Introductory Note” and Item 1.01 of the Original Form 8-K are incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as BCAR was immediately before the consummation of the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, PubCo is providing below the information that would be included in the Form 10 if it were to file a Form 10. Please note that the information provided below relates to PubCo following the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Through the Business Combination, PubCo succeeded to the business of Exascale. Certain historical information relating to PubCo contained or incorporated by reference in this section of this Amendment reflects or are incorporated by reference to the historical business, operations and financial information of Exascale for periods prior to the Closing, as indicated by the context and the applicable disclosure.

Cautionary Note Regarding Forward-Looking Statements

This document and the information incorporated by reference herein include “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in or incorporated by reference in this Amendment, regarding PubCo’s future financial performance, as well as its strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of PubCo’s management are forward-looking statements. When used in this Amendment, the words “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on PubCo’s management’s expectations and assumptions about future events and are based on available information as to the outcome and timing of future events. PubCo cautions you that these forward-looking statements are subject to all of the risks and uncertainties incident to its business, most of which are difficult to predict and many of which are beyond the control of PubCo.

These forward-looking statements are based on information available as of the date of the Original Form 8-K, and expectations, forecasts and assumptions as of such date, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing PubCo’s views as of any subsequent date, and PubCo does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, PubCo’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	PubCo’s limited operating history and history of losses;

●	PubCo’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and the ability of PubCo to grow and manage growth profitably;

●	PubCo’s future capital needs and PubCo’s ability to obtain sufficient additional financing on acceptable terms or at all;

●	risks relating to the uncertainty of the projected financial information with respect to PubCo;

●	the ability to maintain the listing of the PubCo Class A Ordinary Common Stock on Nasdaq;

●	changes in the market in which PubCo competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations;

●	demand uncertainty for artificial intelligence (“AI”) compute services, including slower-than-anticipated adoption of large language models, changes in customer workload requirements, budget constraints, or shifts toward alternative architectures or in-house compute solutions;

●	fluctuations in utilization rates of PubCo’s graphics processing unit (“GPU”) capacity, which could negatively affect revenues, margins, and operating leverage;

●	technological risks, including the performance, scalability, reliability, and security of PubCo’s platform, as well as the pace of innovation in AI hardware and software that could render PubCo’s offerings less competitive;

●	competitive pressures from hyperscalers, cloud service providers, vertically integrated AI infrastructure companies, and other GPU-as-a-Service providers with greater scale, resources, or pricing flexibility;

●	the impact of macroeconomic events, such as inflation, recessions or depressions, and war or fears of war;

●	changes in the vertical markets that PubCo targets;

●	the impact of current or future government regulation and oversight, including the U.S. federal, state and local authorities;

●	the ability to launch new services and products or to profitably expand into new markets;

●	the ability to develop and maintain effective internal controls and procedures, correct or remediate the previously identified material weaknesses, or correct or remediate any future identified material weaknesses;

●	increased costs associated with being a public company;

●	the exposure to any liability, protracted and costly litigation or reputational damage relating to PubCo’s data security;

●	PubCo’s controlled company status under Nasdaq rules; and

●	other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors.”

Business and Facilities

The information set forth in the section of the Proxy Statement/Prospectus entitled “Information About Exascale” beginning on page 216 is incorporated herein by reference.

Risk Factors

The risks associated with PubCo’s business and operations following the Closing Date are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 54, which is incorporated herein by reference.

Financial Information

Audited Financial Statements

The audited consolidated financial statements of BCAR as of December 31, 2025 and for the period from March 20, 2025 (inception) through December 31, 2025, audited by Guangdong Prouden CPAs GP, are included in the Proxy Statement/Prospectus beginning on page F-20 of the Proxy Statement/Prospectus and are incorporated by reference herein.

The audited financial statements of Exascale as of and for the years ended June 30, 2026 and 2025, audited by HTL International, LLC, are set forth in Exhibit 99.1 hereto and incorporated by reference herein.

Unaudited Interim Financial Statements

The unaudited interim consolidated financial statements of BCAR as of and for the three and six months ended June 30, 2026, and as of and for the period from March 20, 2025 (inception) through June 30, 2025, are included on pages 1 to 19 of BCAR’s Form 10-Q filed with the SEC on August 14, 2026 (the “BCAR Form 10-Q”) and are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of BCAR and Exascale as of June 30, 2026, and for the year ended June 30, 2026 is set forth in Exhibit 99.3 hereto and incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Exascale for the years ended June 30, 2026 and 2025 is set forth in Exhibit 99.2 hereto and incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of BCAR for the period from March 20, 2025 (inception) through December 31, 2025 is included in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of BCAR” beginning on page 212 of the Proxy Statement/Prospectus and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of BCAR for the three and six months ended June 30, 2026 and the period from March 20, 2025 (inception) through June 30, 2025 is included on pages 20 to 22 of the BCAR Form 10-Q and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of PubCo Common Stock as of the Closing Date by:

●	each person who is known to be the beneficial owner of more than 5% of the PubCo Common Stock;

●	each executive officer and director of PubCo; and

●	all executive officers and directors of PubCo as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, rights and convertible securities that are exercisable as of the Closing Date or exercisable within 60 days after the Closing Date.

The information set forth in the table below is based on 64,334,789 shares of PubCo Common Stock outstanding immediately following the Closing Date, consisting of 33,689,050 shares of PubCo Class A Ordinary Common Stock having one (1) vote per share and 30,645,739 shares of PubCo Class B Super Common Stock having twenty (20) votes per share.

Name(1)	PubCo Class A Ordinary Common Stock Beneficially Owned	Percent of PubCo Class A Ordinary Common Stock	PubCo Class B Super Common Stock Beneficially Owned	Percent of PubCo Class B Super Common Stock	Percent of Voting Control(2)
Directors, and Other Named Executive Officers
Hoansoo Lee(3)	-	-	5,000,000	16.3	15.5
Wenying Jia(4)	-	-	25,645,739	83.7	79.3
David Card	-	-	-	-	-
Shachar Kariv	-	-	-	-	-
Jaeyoung Shin	-	-	-	-	-
All directors and executive officers as a group (5 persons)	-	-	30,645,739	100.0	94.8

5% Stockholders other than Directors and Officers
MFH 1, LLC(5)	11,833,369	35.1	-	-	1.8

(1)	Unless otherwise noted, the business address of each of the following is c/o Exascale Labs Holdings Inc., 820 Gessner Road, Suite 332, Houston, Texas 77024.
(2)	Based on an aggregate of 64,334,789 Common Stock (consisting of 33,689,050 Class A Ordinary Common Stock having one (1) vote per share and 30,645,739 Class B Super Common Stock having twenty (20) votes per share). The voting percentage is calculated based on such voting rights.
(3)	Consists of (i) 2,000,000 shares of Class B Super Common Stock directly held by HSL Capital Management LLC, (ii) 1,000,000 shares of Class B Super Common Stock directly held by the Jisu Paul Lee Non-Grantor Directed Trust, (iii) 1,000,000 shares of Class B Super Common Stock directly held by the Sophia Jisun Lee Non-Grantor Directed Trust and (iv) 1,000,000 shares of Class B Super Common Stock directly held by the Gabriel Jihwan Lee Non-Grantor Directed Trust. Hoansoo Lee is the sole member and manager of HSL Capital Management LLC and has sole voting and dispositive power with respect to the Class B Super Common Stock directly held by HSL Capital Management LLC. Hoansoo Lee is the settlor of, and serves as investment advisor to, each of the Jisu Paul Lee Non-Grantor Directed Trust, the Sophia Jisun Lee Non-Grantor Directed Trust, and the Gabriel Jihwan Lee Non-Grantor Directed Trust, and the beneficiaries of each of those trusts are the children of Hoansoo Lee. As such, Mr. Lee may be deemed to beneficially own the shares directly held by such trusts. Mr. Lee disclaims beneficial ownership of such shares directly held by such trusts except to the extent of his pecuniary interest therein, if any, and the inclusion of such shares in this table shall not be deemed an admission of beneficial ownership for any purpose.
(4)	Consists of shares of Class B Super Common Stock directly held by Zerowave Ltd. Ms. Jia is the sole member and manager of Zerowave Ltd and has sole voting and dispositive power with respect to the shares directly held by Zerowave Ltd.
(5)	John Darwin is the manager of MFH 1, LLC and, accordingly, Mr. Darwin has sole voting and investment discretion with respect to the shares held of record by MFH 1, LLC. Mr. Darwin disclaims any economic interest in the shares held by MFH 1, LLC, except to the extent of his pecuniary interest therein. The business address of MFH 1, LLC is 10 E. 53rd Street, Suite 3001, New York, NY 10022.

Information about Directors and Executive Officers

Name	Age	Position(s) Held
Hoansoo Lee	42	Chief Executive Officer and Class III Director
Jake Carney	38	Chief Financial Officer
Wenying Jia	57	Chairperson and Class II Director
David Card	70	Class II Director and Lead Independent Director
Shachar Kariv	55	Class I Director
Jaeyoung Shin	48	Class I Director

Resignations and Appointments

In connection with the closing of the Business Combination, the pre-existing officers and directors of BCAR resigned from their respective positions as officers and/or directors of BCAR, in each case effective as of the effective time of the Domestication Merger.

In connection with the closing of the Business Combination, the pre-existing officers and directors of PubCo resigned from their respective positions as officers and/or directors of PubCo, in each case effective as of the Closing Date.

Effective as of the Closing Date, Hoansoo Lee was appointed as Chief Executive Officer, Interim Chief Financial Officer and a member of the PubCo Board, Wenying Jia was appointed as the Chairperson, and a member of the PubCo Board, and each of David Card, Shachar Kariv and Jaeyoung Shin was appointed as a member of the PubCo Board.

Effective September 4, 2026, Gildas Bonnier was appointed as Interim Chief Financial Officer of PubCo, and Hoansoo Lee ceased to serve as Interim Chief Financial Officer. Effective September 25, 2026, the PubCo Board appointed Jake Carney as Chief Financial Officer of PubCo, and Mr. Bonnier ceased to serve as Interim Chief Financial Officer.

Information, including biographical information, with respect to PubCo’s directors and executive officers after the Closing is included in the Proxy Statement/Prospectus in the section titled “Executive Officers and Directors of Exascale and Executive Officers And Directors of PubCo” beginning on page 257 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Board Composition

PubCo’s business and affairs are managed under the direction of the board of directors of PubCo (the “PubCo Board”). The PubCo Board consists of five directors and is divided into three classes, designated Class I, Class II and Class III, with each class serving staggered three-year terms and one class standing for election at each annual meeting of stockholders. Shachar Kariv and Jaeyoung Shin are the current Class I directors, David Card and Wenying Jia are the current Class II directors, and Hoansoo Lee is the current Class III director. The current terms of Class I, II and III directors will expire at the annual meeting of stockholders to be held in 2027, 2028 and 2029, respectively. Wenying Jia is the current Chairperson of the PubCo Board, and the PubCo Board has designated David Card as Lead Independent Director.

Role of the Board in Risk Oversight

The PubCo Board has extensive involvement in the oversight of risk management related to PubCo and its business and accomplished this oversight through the regular reporting to the PubCo Board by the audit committee. The audit committee represents the PubCo Board by periodically reviewing PubCo’s accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements.

Director Independence

David Card, Shachar Kariv and Jaeyoung Shin are PubCo’s independent directors, as defined under the rules promulgated by Nasdaq. PubCo’s independent directors have regularly scheduled meetings at which only independent directors are present. Any affiliated transactions are required to be on terms that the PubCo Board believes are no less favorable to PubCo than could be obtained from independent parties. None of the independent directors has any relationship with PubCo besides their service on the PubCo Board.

Board Committees

The standing committees of the PubCo Board consist of an audit committee, a compensation committee and a nominating and corporate governance committee.

Audit Committee

The audit committee of the PubCo Board consists of David Card, Shachar Kariv and Jaeyoung Shin, each of whom meets the definition of “independent director” for purposes of serving on the audit committee under the Nasdaq rules and the independence standards under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Jaeyoung Shin is the chairperson of the audit committee. The audit committee’s duties, which are specified in PubCo’s Audit Committee Charter, include, but are not limited to:

●	assisting board oversight of (i) the integrity of PubCo’s financial statements, (ii) PubCo’s compliance with legal and regulatory requirements, (iii) PubCo’s independent registered public accounting firm’s qualifications and independence, and (iv) the performance of PubCo’s internal audit function and independent registered public accounting firm;

●	the appointment, compensation, retention, replacement and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by PubCo;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by PubCo, and establishing pre-approval policies and procedures; reviewing and discussing with the independent registered public accounting firm all relationships the auditors have with PubCo in order to evaluate their continued independence;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	meeting to review and discuss PubCo’s annual audited financial statements and quarterly financial statements with PubCo’s management and the independent auditor, including reviewing PubCo’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to PubCo entering into such transaction; and

●	reviewing with management, the registered public accounting firm and PubCo’s legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding PubCo’s financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The PubCo Board has determined that Jaeyoung Shin qualifies as an “audit committee financial expert,” as defined under the rules and regulations of Nasdaq and the SEC.

Corporate Governance and Nominating Committee

The corporate governance and nominating committee of the PubCo Board consists of David Card, Shachar Kariv and Jaeyoung Shin. David Card is the chairperson of the corporate governance and nominating committee. The corporate governance and nominating committee is responsible for overseeing the selection of persons to be nominated to serve on the PubCo Board. The corporate governance and nominating committee considers persons identified by its members, management, stockholders, investment bankers and others. The guidelines for selecting nominees, which are specified in PubCo’s Corporate Governance and Nominating Committee Charter, generally provide that persons to be nominated (i) should have demonstrated notable or significant achievements in business, education or public service, (ii) should possess the requisite intelligence, education and experience to make a significant contribution to the PubCo Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations and (iii) should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders of PubCo. The corporate governance and nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the PubCo Board. The corporate governance and nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The corporate governance and nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Compensation Committee

The compensation committee of the PubCo Board consists of David Card, Shachar Kariv and Jaeyoung Shin, each of whom meets the definition of “independent director” under the Nasdaq rules. Shachar Kariv is the chairperson of the compensation committee. The compensation committee’s duties, which are specified in PubCo’s Compensation Committee Charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to PubCo’s Chief Executive Officer’s compensation and evaluating PubCo’s Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration of PubCo’s Chief Executive Officer based on such evaluation;

●	reviewing and making recommendations to the PubCo Board with respect to compensation and any incentive compensation and equity-based plans that are subject to board approval of all of PubCo’s other officers;

●	reviewing PubCo’s executive compensation policies and plans;

●	implementing and administering PubCo’s incentive compensation and equity-based remuneration plans;

●	assisting PubCo’s management in complying with PubCo’s proxy statement and annual report disclosure requirements;

●	reviewing and approving all special perquisites, special cash payments and other special compensation and benefit arrangements for PubCo’s officers and employees;

●	producing a report on executive compensation to be included in PubCo’s annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and the compensation committee is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee is required to consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Code of Ethics

PubCo has adopted a written code of ethics that applies to its directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on PubCo’s website at https://www.exascalelabs.ai. In addition, PubCo intends to post on its website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the code. The information on PubCo’s website is not incorporated by reference in this Current Report on Form 8-K, and is provided as an inactive textual reference only.

Executive Compensation

Information with respect to the historical compensation of PubCo’s executive officers is included in the Proxy Statement/Prospectus in the section titled “Compensation of Named Executive Officers and Directors of Exascale” beginning on page 263 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Going forward, decisions with respect to the compensation of PubCo’s executive officers, including its named executive officers, will be made by the compensation committee of the PubCo Board. PubCo anticipates that compensation for its executive officers will have the following components: base salary, cash bonus opportunities, equity compensation, employee benefits and severance protections.

Certain Relationships and Related Transactions

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” beginning on page 268 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

From time to time, PubCo and its subsidiaries may become involved in legal proceedings arising in the ordinary course of its business. PubCo is not a party to or aware of any proceedings that PubCo believes will have, individually or in the aggregate, a material adverse effect on PubCo’s business, financial condition or results of operations. Regardless of outcome, litigation can have an adverse impact on PubCo because of defense and settlement costs, diversion of management resources and other factors.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Immediately prior to the closing of the Business Combination, the BCAR Units, the BCAR Class A Ordinary Shares and the BCAR Warrants were listed on Nasdaq under the symbols “BCARU,” “BCAR” and “BCARW,” respectively.

In connection with the Business Combination, as of the Closing Date, all of the BCAR Units separated into their component parts and ceased trading on Nasdaq.

On August 28, 2026, the PubCo Class A Ordinary Common Stock and PubCo Warrants began trading on Nasdaq under the symbols “XLAB” and XLABW,” respectively. The PubCo Class B Super Common Stock are not listed on Nasdaq or any other securities exchange and are not publicly traded.

As of the Closing Date and following the completion of the Business Combination, PubCo had approximately 33,689,050 shares of PubCo Class A Ordinary Common Stock issued and outstanding held of record by 37 holders and 30,645,739 shares of PubCo Class B Super Common Stock issued and outstanding held of record by five holders.

Dividends

PubCo has not paid any cash dividends on the PubCo Common Stock to date, and does not anticipate declaring any cash dividends on the PubCo Common Stock in the foreseeable future. Any decision to declare and pay cash dividends on the PubCo Common Stock in the future will be made at the discretion of the PubCo Board and will depend on, among other things, PubCo’s revenues and earnings, if any, capital requirements, contractual restrictions, general financial condition and other factors the PubCo Board may deem relevant.

Recent Sales of Unregistered Securities

Information about recent sales of unregistered securities is set forth in the Proxy Statement/Prospectus in the section titled “Information about Exascale—Recent Sales of Unregistered Securities” on page 230 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of PubCo’s securities is set forth in the section of the Proxy Statement/Prospectus entitled “Description of PubCo’s Securities” beginning on page 304 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, following the Closing Date, PubCo entered into the Indemnification Agreements with each of its directors and executive officers. Subject to certain exceptions, the Indemnification Agreements provide that PubCo will indemnify each of its directors and executive officers for certain expenses, which may include attorneys’ fees, judgments, fines and settlement amounts, incurred by a director or officer in any action or proceeding arising out of that person’s services as a director or officer of PubCo or of any other company or enterprise to which the person provides services at PubCo’s request.

The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.3 to this Amendment and is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Amendment is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth in Item 4.01 of the Original Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Amendment is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of BCAR as of December 31, 2025 and for the period from March 20, 2025 (inception) through December 31, 2025, audited by Guangdong Prouden CPAs GP, are included in the Proxy Statement/Prospectus beginning on page F-20 of the Proxy Statement/Prospectus and are incorporated by reference herein.

The audited financial statements of Exascale as of and for the years ended June 30, 2026 and 2025, audited by HTL International, LLC, are set forth in Exhibit 99.1 hereto and incorporated by reference herein.

The unaudited interim consolidated financial statements of BCAR as of and for the three and six months ended June 30, 2026, and as of and for the period from March 20, 2025 (inception) through June 30, 2025, are included on pages 1 to 19 of the BCAR Form 10-Q and incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of BCAR and Exascale as of June 30, 2026, for the year ended June 30, 2026 is set forth in Exhibit 99.3 hereto and incorporated by reference herein

(d) Exhibits.

Exhibit Index

Exhibit No.	Description
2.1+	Business Combination Agreement, dated January 11, 2026, by and among D. Boral ARC Acquisition I Corp., D. Boral ARC Merger Corporation, D. Boral Arc Merger Sub Inc. and Exascale Labs Inc. (incorporated by reference to Annex A to the proxy statement/prospectus forming a part of the Registration Statement on Form S-4 filed with the SEC on July 1, 2026)
3.1*	Amended and Restated Certificate of Incorporation
3.2*	Bylaws of Exascale Labs Holdings Inc.
10.1*	Form of Exascale Stockholder Lock-Up Agreement
10.2*	Form of Exascale SAFEholder Acknowledgement and Lock-Up Agreement
10.3*	Form of Indemnification Agreement
10.4*	Exascale Labs Holdings Inc. 2026 Omnibus Equity Incentive Plan
16.1*	Letter from Guangdong Prouden CPAs GP to the Securities and Exchange Commission, dated September 2, 2026
99.1	Audited financial statements of Exascale Labs Inc. as of and for the years ended June 30, 2026 and 2025
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Exascale Labs Inc. for the years ended June 30, 2026 and 2025
99.3	Unaudited pro forma condensed combined financial information of BCAR and Exascale as of June 30, 2026, for the year ended June 30, 2026.
99.4*	Press Release announcing consummation of the Business Combination
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*	Filed previously.
+	Schedule and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). PubCo agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXASCALE LABS HOLDINGS INC.

Date: September 28, 2026	By:	/s/ Hoansoo Lee
	Name:	Hoansoo Lee
	Title:	Chief Executive Officer